Exhibit 99.1

WHITE UNIVERSAL PROXY CARD

GRAFTECH INTERNATIONAL LTD.

Annual Meeting of Stockholders May 29, 2015, 10:00 a.m., Eastern Daylight Time

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on the day prior to the Annual Meeting date. Have your WHITE Universal Proxy Card in hand when you access the website and then follow the instructions.

OR

VOTE BY TELEPHONE – 1-888-693-8683

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on the day prior to the Annual Meeting date. Have your WHITE Universal Proxy Card in hand when you call and then follow the instructions.

OR

VOTE BY MAIL

Mark, sign and date your WHITE Universal Proxy Card and return it in the postage-paid envelope we have provided. Please mail early to ensure your vote is received prior to the Annual Meeting.

CONTROL NUMBER

The Board recommends that you vote FOR the seven (7) GrafTech Nominees, FOR Proposals 2, 3 and 4 and AGAINST Proposals 5 and 6.

1.	Election of 9 directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified.

You may vote FOR any combination of not more than 9 nominees named below. The Board recommends that you vote FOR the 7 GrafTech nominees.

GrafTech Nominees

		FOR	WITHHOLD			FOR	WITHHOLD
(01)	Randy W. Carson	❑	❑	(02)	Robert J. Conrad	❑	❑

(03)	Thomas A. Danjczek	❑	❑	(04)	James O. Egan	❑	❑

(05)	Joel L. Hawthorne	❑	❑	(06)	James A. Spencer	❑	❑

(07)	Robert F. Weber, Jr.	❑	❑

Nathan Milikowsky Nominees

		FOR	WITHHOLD			FOR	WITHHOLD
(08)	Frederic Brace	❑	❑	(09)	Alan Carr	❑	❑

(10)	Michael Christodolou	❑	❑	(11)	Karen Finerman	❑	❑

(12)	David R. Jardini	❑	❑	(13)	Nathan Milikowsky	❑	❑

(14)	Fiona Scott Morton	❑	❑

IMPORTANT: You may only vote FOR 9 nominees in total. If you vote FOR more than 9 nominees, none of your votes for any nominees will be counted or tabulated. Shares represented by your proxy will, however, be counted as present for purposes of a quorum and will be voted as directed on all matters other than the election of directors.

IMPORTANT: Please be sure to count the total number of FOR votes above. If more than 9, please correct your vote. WITHHOLD does not count as a vote for this purpose.

2.

Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the current fiscal year ending December 31, 2015.  Board recommendation: FOR

❑ FOR	❑ AGAINST	❑ ABSTAIN

3.

Approval of an amendment to the 2005 Equity Incentive Plan (the “Plan”) to extend the term of the Plan for an additional 10 years, increase the number of shares authorized for awards thereunder by 4,000,000 shares, decrease the maximum award to any one individual in any one year, and approve the material terms of the performance goals thereunder for income tax deductibility.  Board recommendation: FOR

❑ FOR	❑ AGAINST	❑ ABSTAIN

4.	Approval, by a non-binding advisory vote, of our executive compensation. Board recommendation: FOR

❑ FOR	❑ AGAINST	❑ ABSTAIN

5.	Approval of a stockholder proposal, if presented, to repeal certain provisions of the by-laws, if any, that were not in effect as of September 30, 2012. Board recommendation: AGAINST

❑ FOR	❑ AGAINST	❑ ABSTAIN

6.

Approval of a proposal to authorize payment of approximately $6,000,000 to a director as reimbursement for expenses incurred in connection with the proxy contest for the 2014 annual meeting of stockholders.  Board recommendation: AGAINST

❑ FOR	❑ AGAINST	❑ ABSTAIN

Please date this proxy card and sign exactly as your name appears on this card. Joint owners should each sign personally. Authorized officers, executors, administrators, trustees, etc. should sign for their corporations, estates, trusts, etc. and give their full titles.

Signature	Date

Title

Signature (Joint Owner)	Date

Title

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

If you vote by Internet or telephone, you do NOT need to mail back your WHITE Universal Proxy Card

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your WHITE Universal Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and the Annual Report on Form 10-K are available at:

www.graftech.com in the Investor Relations section.

IMPORTANT: Please use only the WHITE Universal Proxy Card to vote your shares, as it provides you with the most options for electing a full slate of nine directors. Please discard any blue proxy card you receive.

Even if you have previously signed and returned a blue proxy card, please use the enclosed WHITE Universal Proxy Card to vote FOR the seven (7) GrafTech Nominees and up to two (2) Nathan Milikowsky Nominees of your choice.

Please do not send back the blue proxy card, even to vote against Nathan Milikowsky and his slate, as doing so will override any previous vote you submitted on the WHITE Universal Proxy Card. Only the latest dated proxy card you submit will be counted.

GRAFTECH INTERNATIONAL LTD.

Annual Meeting of Stockholders

May 29, 2015 10:00 a.m. Eastern Daylight Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AT THE DIRECTION OF THE SPECIAL COMMITTEE (the “Board”). The undersigned stockholder of GrafTech International Ltd. (“GrafTech”) appoints Joel L. Hawthorne and John D. Moran, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Stockholders of GrafTech (the “Annual Meeting”) to be held at [—] at 10:00 a.m., Eastern Daylight Time, on May 29, 2015, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this WHITE Universal Proxy is executed but no instruction is given as to one or more matters, the votes entitled to be cast by the undersigned will be cast on the uninstructed matters as follows: FOR the election of all 7 of the GrafTech nominees as directors, FOR Proposals Two, Three and Four and AGAINST Proposals Five and Six. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE